UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

CICERO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CICERO INC.

8000 Regency Parkway

Cary, North Carolina 27518

___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 30, 2009

___________

The Annual Meeting of Shareholders of Cicero Inc. will be held on Tuesday, June 30, 2009 at 9:00 a.m. at

Courtyard Raleigh Cary, 102 Edinburgh Drive South, Cary, NC, 27518, for the following purposes:

1.

To elect ten members of the Board of Directors to hold office until the next annual meeting or until their respective successors are duly elected and qualified;

2.

To ratify the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.

To approve the Cicero Inc. 2007 Employee Stock Option Plan; and

4.

To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The transfer books will not be closed for the Annual Meeting. The Board of Directors has fixed the close of business on June 1, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders, or any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

John Broderick
Chief Executive Officer

Cary, North Carolina

June 8, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 30, 2009 — THE PROXY STATEMENT AND THE 2008 ANNUAL REPORT TO STOCKHOLDERS IS AVAILABLE AT WWW.CICEROINC.COM.

CICERO INC.

___________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2009

___________

TABLE OF CONTENTS

Information Concerning Solicitation and Voting

1

Proposal 1: Election of Directors

3

Board of Directors and Committees of the Board

6

Executive Compensation

9

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

14

Proposal 3: Approval of Cicero Inc. 2007 Employee Stock Option Plan

15

Stock Ownership Information

18

Certain Relationships and Related Transactions, and Director Independence

20

Shareholder Proposals and Nominations

21

Discretionary Voting of Proxies on Other Matters

21

Appendix A – Cicero Inc. 2007 Employee Stock Otion Plan

A-1

Appendix B – Audit Committee Charter

B-1

CICERO INC.

___________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2009

___________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our Board of Directors to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 9:00 a.m. on Friday, June 30, 2009 and any adjournments thereof for the following purposes:

1.

To elect ten members of the Board of Directors to hold office until the next annual meeting or until their respective successors are duly elected and qualified;

2.

To ratify the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.

To approve the Cicero Inc. 2007 Employee Stock Option Plan; and

4.

To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Annual Meeting will be held at Courtyard Raleigh Cary, 102 Edinburgh Drive South, Cary, NC, 27518. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about June 1, 2009.

Record Date and Quorum

Our Board of Directors has fixed the close of business on June 1, 2009 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

Voting Securities and Required Vote

As of June 1, 2009, we had issued and outstanding 47,012,396 shares of common stock, par value $.001 per share, and 1,544 shares of our Series A-1 preferred stock, par value $0.001 per share. Holders of common stock are entitled to one vote for each share of common stock held on the record date and holders of Series A-1 Preferred Stock are entitled to one thousand votes for each share of Series A-1 preferred stock held on the record date.

Election of Directors. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Ten directors are to be elected by the holders of our common stock and Series A-1 Preferred Stock, voting together as a single class.

Other Proposals. The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock and Series A-1 Preferred Stock) present and entitled to vote at the meeting, voting together as a single class, is required to approve each such proposal other than the election of directors.

Abstentions and Broker "Non-Votes"

Shareholders and brokers returning proxies or attending the meeting who abstain from voting will count towards determining a quorum. Such abstentions will have no effect on the outcome of the election of directors, but will have the same effect as a “no” vote on the approval of any other matter. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum, but, because they are not entitled to vote, will have no effect on the votes required to elect directors or to approve any other matter.

Voting and Revocation of Proxies

Proxies in the form enclosed are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies by our Board of Directors. Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in the returned proxy. If no instructions are given, proxies returned by shareholders will be voted FOR the election of the director nominees, FOR the ratification of the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and FOR approval of the Cicero Inc. 2007 Employee Stock Option Plan. With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion. Any proxy may be revoked by written notice received by our corporate Secretary at any time prior to the voting at the meeting, by submitting a subsequent proxy, or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the annual meeting does not alone serve to revoke his or her proxy.

Solicitation of Proxies

We are soliciting the proxies of shareholders pursuant to this proxy statement. We will bear the cost of this proxy solicitation. In addition to solicitations of proxies by use of the mail, some of our officers or employees, without additional remuneration, may solicit proxies personally or by telephone. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which contains our annual audited financial statements, is being mailed along with this proxy statement. We will provide to you exhibits to the Annual Report upon payment of a fee of $0.25 per page, plus $5.00 postage and handling charge, if requested in writing to the Secretary, Cicero Inc., 8000 Regency Parkway, Cary, North Carolina 27518.

PROPOSAL 1: ELECTION OF DIRECTORS

The persons listed below have been designated by our Board of Directors as nominees for election as directors to serve until the next annual meeting of shareholders at which they will be elected or until their respective successors have been elected and qualified. At this Annual Meeting, ten persons have been nominated. Unless otherwise specified, the proxies solicited by management will be voted FOR the election of these candidates. In case any of these persons become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other person in accordance with their judgment.

The following table sets forth certain information about our directors and executive officers:

Name	Age	Position(s)
John L Steffens	67	Director and Chairman
John Broderick	59	Director and Chief Executive Officer/Chief Financial Officer
Anthony C. Pizi	49	Director
Mark Landis	67	Director
Bruce W. Hasenyager	67	Director
Jay R. Kingley	48	Director
Charles B. Porciello	73	Director
Bruce D. Miller	58	Director
John W. Atherton	66	Director
Don Peppers	58	Director

John L. Steffens

Director since May, 2007

Mr. Steffens was appointed to our Board of Directors on May 16, 2007 and is the Founder and Managing Director of Spring Mountain Capital, L. P. Prior to establishing Spring Mountain Capital, Mr. Steffens spent 38 years at Merrill Lynch & Co., where he held numerous senior management positions, including President of Merrill Lynch Consumer Markets, which was later named the Private Client Group, from July 1985 until April 1997, and both Vice Chairman of Merrill Lynch & Co., Inc. (the parent company) and Chairman of its U.S. Private Client Group from April 1997 until July 2001. Mr. Steffens was elected a member of the Board of Directors of Merrill Lynch & Co., Inc. in April 1986 and served on the board until July 2001. Mr. Steffens was Chairman of the Securities Industry Association during 1994 and 1995, and is currently a Trustee of the Committee for Economic Development. He is the National Chairman Emeritus of the Alliance for Aging Research and serves on the Board of Aozora Bank in Japan. Mr. Steffens graduated from Dartmouth University in 1963 with a B.A. degree in Economics. He also attended the Advanced Management Program of the Harvard Business School in 1979.

John P. Broderick

Director since July 2005

Mr. Broderick is currently the Chief Executive Officer and Chief Financial Officer of the Company and is also a director. Mr. Broderick has served as the Chief Operating Officer of the Company since June 2002, as the Chief Financial Officer of the Company since April 2001, and as Corporate Secretary since August 2001. Prior to joining our Company, Mr. Broderick was Executive Vice President of Swell Inc., a sports media e-commerce company where he oversaw the development of all commerce operations and served as the organization's interim Chief Financial Officer. Previously, Mr. Broderick served as Chief Financial Officer and Senior Vice President of North American Operations for Programmer's Paradise, a publicly held international software marketer. Mr. Broderick received his B.S. in accounting from Villanova University.

Anthony C. Pizi

Director since August 2000

Mr. Pizi is presently the CIO of the Asset Management Platform Services Group of Deutsche Bank AG. Mr. Pizi was the Company’s Chief Information Officer until August 2007 and served as Chief Executive Officer and Chief Technology Officer from February 2001 to July 2005. Mr. Pizi also served as Chairman of the Board of Directors from December 1, 2000 until March 7, 2005 and from June 1, 2005 until July 22, 2005. Mr. Pizi has been a director since August 2000. Until December 2000, he was First Vice President and Chief Technology Officer of Merrill Lynch’s Private Client Technology Architecture and Service Quality Group. Mr. Pizi’s 16 years with Merrill Lynch included assignments in Corporate MIS, Investment Banking and Private Client. Mr. Pizi earned his B.S. in Engineering from West Virginia University.

Mark Landis

Director since July 2005

Mr. Landis is the Senior Managing Member of the Security Growth Fund, a newly established private equity firm focused on the electronic security industry. Prior to joining the Security Growth Fund and since 2003, Mr. Landis was the Executive in Residence of The Jordan Company, a private equity firm based in New York. Mr. Landis retired from being President of the North American Security Division of Siemens Building Technologies, Inc. in July of 2003, having joined that company in 1988. Mr. Landis earned his B.A. from Cornell University and his Juris Doctorate from the University of Pennsylvania. Mr. Landis received his CPCU - Chartered Property and Casualty Underwriter from the American Institute for Property and Liability Underwriters.

Bruce W. Hasenyager

Director since October 2002

Mr. Hasenyager has been a director of the Company since October 2002. Since November 2004, Mr. Hasenyager has served as Principal of Bergen & Webster Executive Communications. Prior to that, he served as Director of Business and Technology Development at the Hart eCenter at Southern Methodist University (SMU) and Chief Operating Officer of the Guildhall at SMU. From April 1996 to April 2002, Mr. Hasenyager was a founder and served as Senior Vice President of Technology and Operations and Chief Technology Officer at MobilStar Network Corporation. Prior to April 1996, Mr. Hasenyager held executive and senior management positions in information technology at Chemical Bank, Merrill Lynch, Kidder Peabody, and Citibank.

Jay R. Kingley

Director since November 2002

Mr. Kingley has been a director of the Company since November 2002. Mr. Kingley is currently the Chief Executive Officer of Kingley Institute LLC, a medical wellness company. Prior to that, Mr. Kingley has served as CEO of Warren Partners, LLC, a software development and consultancy company. Mr. Kingley was Managing Director of a business development function of Zurich Financial Services Group from 1999-2001. Prior to joining Zurich Financial Services Group, Mr. Kingley was Vice President of Diamond Technology Partners, Inc., a management-consulting firm.

Charles B. Porciello

Director since June 2005

Mr. Porciello has been a director since June 2005. Since 2003, Mr. Porciello is the Chief Executive Officer of Pilar Services, Inc. From 2001 until 2003, he served as Chief Operating Officer of Enterprise Integration Corporation, a minority-owned IT services company. Prior to that Mr. Porciello worked for various IT companies, developing and facilitating in their growth.  Mr. Porciello retired from the U.S. Air Force in 1982 after serving his country for twenty five years. Mr. Porciello graduated from the U.S. Military Academy with a B.S. in Engineering and received his Masters Degree in Management from the University of Nebraska.

Bruce D. Miller

Director since July 2005

Mr. Bruce D. Miller has been a General Partner of Delphi Partners, Ltd. a privately-owned investment partnership since 1989. He is the treasurer and a director of American Season Corporation. Mr. Miller is a board member of Cape Air/Nantucket Airlines, Inc. Mr. Miller is a trustee of the Egan Maritime Foundation and is involved in other non-profit activities. Mr. Miller received his B.S. in Finance from Lehigh University and subsequently earned an M.B.A. from Lehigh.

John W. Atherton

Director since May 2006

Mr. Atherton has been a director since May 2006. Since 2005, Mr. Atherton has been the Vice President and Chief Financial Officer of CityFed Financial, a publicly held financial holding company, based in Nantucket, Massachusetts. He served as Chairman of CityFed Financial from 1991 until 2005. Mr. Atherton received his B.A. degree from Wesleyan University (Middletown, Connecticut) and an M.B.A. with Distinction from Babson College (Wellesley, Massachusetts).

Don Peppers

Director since June 2007

Mr. Peppers has been a director since June 2007. Mr. Peppers formed Marketing 1:1, Inc. in January 1992 which became Peppers & Rogers Group, a customer-centered management consulting firm with offices located in the United States, Europe, Latin America and South Africa. In August 2003, Peppers & Rogers Group joined Carlson Marketing. From October 1990 to January 1992, Mr. Peppers was the Chief Executive Officer of Perkins/Butler Direct Marketing, a top-20 U.S.-direct-marketing agency. Prior to marketing and advertising, he worked as an economist in the oil business and as the director of accounting for a regional airline. Mr. Peppers holds a Bachelor's Degree in astronautical engineering from the U.S. Air Force Academy, and a Master's Degree in public affairs from Princeton University's Woodrow Wilson School.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Independence of Directors

Our Board of Directors consist of ten members. They are John L. Steffens, John P. Broderick, Mark Landis, Anthony C. Pizi, Bruce Hasenyager, Jay Kingley, Bruce D. Miller, Charles Porciello, John W. Atherton, and Don Peppers. Mr. Steffens is the Company’s Chairman of the Board and Mr. Broderick is the Chief Executive Officer and Chief Financial Officer. The Company’s stock is quoted on the Over The Counter Bulletin Board, which does not have director independence requirements. Under Item 407(a) of Regulation S-K, the Company has chosen to measure the independence of its directors under the definition of independence used by the American Stock Exchange, which can be found in the AMEX Company Guide, §803(A)(2). Under such definition, Messrs. Steffens, Pizi, Landis, Hasenyager, Kingley, Miller, Porciello, Atherton and Peppers are independent directors.

Board Meetings and Committees

Our Board of Directors met two times during the fiscal year ended December 31, 2008. Messrs. Steffens, Broderick, Landis, Kingley, Porciello, Miller and Atherton attended all the meetings. Messrs, Hasenyager, Pizi, and Peppers were absent for one meeting each.

The Board of Directors has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee is composed of Mr. Bruce Miller, Mr. Bruce Hasenyager and Mr. John W. Atherton. The responsibilities of the Audit Committee include the appointment of, retention, replacement, compensation and overseeing the work of the Company’s independent accountants and tax professionals. The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met formally four times during our fiscal year ended December 31, 2008. Each member attended every meeting while they were appointed to the Audit Committee.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in Rule 4350(d) of the National Association of Securities Dealers’ listing standards. Mr. John W. Atherton was designated the “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee does have a written charter, which is attached to this proxy statement as Appendix B.

Compensation Committee. The Compensation Committee is composed of Mr. Jay Kingley and Mr. Charles Porciello. The Compensation Committee met two times in 2008. The Compensation Committee does not have a written charter.

The Compensation Committee has responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy. Its duties include:

•

Setting the total compensation of our Chief Executive Officer and evaluating his performance based on corporate goals and objectives;

•

Reviewing and approving the Chief Executives Officer’s decisions relevant to the total compensation of the Company’s other officers;

•

Making recommendations to the Board of Directors with respect to equity-based plans in order to allow us to attract and retain qualified personnel; and

•

Reviewing director compensation levels and practices, and recommending, from time to time, changes in such compensation levels and practices of the Board of Directors.

Nominating Committee. The Nominating Committee is composed of Bruce Hasenyager. The functions of the Nominating Committee include identification and recommendation of director nominees qualified to serve on the Board of Directors. The Nominating Committee did not meet in 2008. The Nominating Committee does not have a written charter.

Director Nomination Process

The Nominating Committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others. The Nominating Committee may also use the services of search firms to assist in identifying potential directors, in gathering information about the background and experience of such persons and acting as an intermediary with such persons.

The Nominating Committee does not have any formal criteria for nominees; however, it believes that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to the Company’s business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employments. The Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The Nominating Committee may require certain skills or attributes, for example financial or accounting experience, to meet specific Board needs that arise from time to time. The Nominating Committee does not distinguish among nominees recommended by shareholders and other persons.

Shareholders and others wishing to suggest candidates to the Nominating Committee for consideration as directors must submit written notice to our corporate Secretary, who will provide it to the Nominating Committee.

Code of Ethics and Shareholder Contact

Our Board of Directors has adopted a code of ethics and a code of conduct that applies to all of our directors, Chief Executive Officer, Chief Financial Officer, and employees. We will provide copies of our code of conduct and code of ethics without charge upon request. To obtain a copy of the code of ethics or code of conduct, please send your written request to Cicero Inc., Suite 542, 8000 Regency Pkwy, Cary, North Carolina 27518, Attn: Secretary.

Shareholders may contact members of the Board of Directors by writing to them in care of our corporate Secretary at our headquarters. The corporate Secretary will forward correspondence received to the directors from time to time. This procedure was approved by the independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon our review of the copies of such forms or written representations received by us, we believe that during the fiscal year ended December 31, 2008 all Section 16(a) reports were filed in a timely manner.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee has also retained Margolis & Company P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

JOHN W. ATHERTON [CHAIRMAN]

BRUCE MILLER

BRUCE HASENYAGER

EXECUTIVE COMPENSATION

General Compensation Philosophy

As a technology company, we operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officer is critical factors affecting the long term value of our company. The Compensation Committee’s philosophy and objectives in setting compensation policies for the executive officer is to align pay with performance, while at the same time providing fair, reasonable and competitive compensation that will allow us to retain and attract superior executive talent. The Compensation Committee strongly believes that executive compensation should align executives’ interests with those of shareholders by rewarding achievement of specific annual, long-term and strategic goals by the Company, with an ultimate objective of providing long-term stockholder value. The specific goals that our current executive compensation program rewards are focused primarily on revenue growth and profitability. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executive officer should include a mix of both cash and equity based compensation that reward performance as measured against established goals.

Our goal is to maintain an executive compensation program that will fairly compensate our executive, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals and align our executive long-term interests with those of our shareholders. The decision on the total compensation for our executive officer is based primarily on an assessment of each individual’s performance and the potential to enhance long-term stockholder value. Often, judgment is utilized in lieu of total reliance upon rigid guidelines or formulas in determining the amount and mix of compensation for each executive officer. Factors affecting such judgment include performance compared to strategic goals established for the individual and the Company at the beginning of the year, the nature and scope of the executive’s responsibilities and effectiveness in leading initiatives to achieve corporate goals

Components of Executive Compensation

The compensation program for our executive officer consists of:

Base Salary

The Company provides our executive officer with a base salary to compensate them for services rendered during the fiscal year. The Compensation Committee considers the scope and accountability associated with each executive officer’s position and such factors as the performance and experience of each executive officer, individual leadership and level of responsibility when approving the base salary levels.

Non-Equity Incentive Plan Compensation

Non-equity incentive plan compensation for our executive officer is designed to reward performance against key corporate goals and for performance against individual business development goals. Our chief executive officer’s incentive targets are designed to motivate management to exceed specific goals related to profitability objectives. We believe that these metrics closely correlate to stockholder value. We believe that these metrics also correlate to stockholder value and individual performance.

Our Chief Executive Officer, Mr. Broderick, is eligible for non-equity incentive plan compensation with a target bonus of $325,000 for achieving targeted pre-tax income for fiscal 2009. In addition, Mr. Broderick is eligible for additional deferred compensation should targeted operating income as determined by the Compensation Committee be achieved in 2009 and 2010.

Long-Term Equity Incentive Awards

The Company presently has one equity-based compensation plan, the Cicero Inc. 2007 Employee Stock Option Plan, which will be asking stockholders to approve at the Annual Meeting (see Proposal 3). The Plan provides for the grant of stock options to employees, consultants, directors and advisory board members. The Plan is administered by the Compensation Committee of our Board of Directors, which determines the individuals eligible to receive options awards under the Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants made under the Plan.

To date, awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee granted these stock-based incentive awards from time to time for the purpose of attracting and retaining key employees, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

In August 2007, the Board of Directors approved a stock option grant to Mr. Broderick, our Chief Executive Officer, for 549,360 shares of common stock at the fair market value on the date of grant. Vesting of Mr. Broderick’s grant will be over 2 years with one third being vested immediately upon the date of grant and one third on each of the next two anniversaries of the date of grant. Coincidental with the grant of stock options, the Company granted a restricted stock award to Mr. Broderick. Mr. Broderick will receive a restricted stock award equal to 549,360 shares of the Company. The restricted stock award will vest upon Mr. Broderick’s termination or resignation from the Company or upon a change in control of the Company.

The grants made during fiscal 2007 reflect the absence of any grants since 2004. Our focus as a Company and for our Chief Executive Officer was to complete the Plan of Recapitalization that was approved by our shareholders in November 2006 and effective with our filing our Amended and Restated Certificate with the State of Delaware in January 2007. The 2007 grant is intended to satisfy three fiscal years of equity incentive awards and to bring our executive ownership in the Company up to competitive levels.

Grants to other employees are typically made upon initial employment and then periodically as the Compensation Committee so determines. During 2007, the Compensation Committee approved grants totaling 2,084,733 shares to employees and directors of the Company. These were the first grants made since 2005. The Compensation Committee has empowered our Chief Executive Officer to issue grants of up to 75,000 options to new employees at the fair market value of the stock on the date of employment. Any proposed option grants in excess of that amount require Compensation Committee approval. Our stock options typically vest over two years with one third being immediately vested upon the date of grant and one third vesting on each of the next two anniversaries of the date of grant. During 2008, the Company granted 475,000 shares to employees.

We account for equity compensation paid to all of our employees under the rules of SFAS No. 123(R), which requires us to estimate and record compensation expense over the service period of the award. All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the date of grant. Generally, the granting of a non-qualified stock option to our executive officers is not a taxable event to those employees, provided, however, that the exercise of such stock would result in taxable income to the optionee equal to the difference between the fair market value of the stock on the exercise date and the exercise price paid for such stock.

Other Benefits

Our executive officer participates in benefit programs that are substantially the same as all other eligible employees of the Company.

Summary Compensation Table

The following summary compensation table sets forth the compensation earned by all persons serving as the Company’s executive officers during fiscal year 2007 and 2008.

Name and Principal Position	Fiscal Year	Salary	Stock Awards (1)	Option Awards (2)	Non- Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
John P. Broderick(5)	2008	$175,000	$36,136	$91,659	$25,000	$6,780	$334,575
	2007	$175,000	$37,396	$125,838	—	$6,862	$345,096

———————

(1)

In August 2007, the Company issued Mr. Broderick a restricted stock award in the amount of 549,360 shares which will vest to him upon his resignation or termination or a change of control. The Company used the Black-Scholes method to value these shares and assumed a life of 10 years.

(2)

The Company issued 549,360 options to Mr. Broderick in August 2007. The fair market on the date of grant was $0.51 each. The options vested one-third immediately and the balance on each of the next two anniversaries of the date of grant.

(3)

Mr. Broderick earned a bonus for certain revenue transactions earned by the Company during the year ended December 31, 2008.

(4)

Other compensation includes the Company’s portion of major medical insurance premiums and long term disability premiums earned during the year.

(5)

Mr. Broderick is our Chief Executive Officer and Chief Financial Officer.

Grants of Plan Based Awards

The following table presents the number and values of exercisable options as of December 31, 2008 by our named executive officer.

Outstanding Equity Awards at December 31, 2008

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable (Vested)		Number of Securities Underlying Unexercised Unearned Options# Unexercisable (Unvested)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested
John P. Broderick	500	(1)	—		$400.00	05/17/2011
	250	(2)	—		$175.00	09/25/2011
	909	(3)	—		$174.00	12/03/2011
	1,000	(4)	—		$39.00	07/08/2012
	4,950	(5)	—		$26.00	04/24/2013
	5,000	(6)	—		$31.00	02/18/2014
	366,240	(7)	183,120	(7)	$0.51	08/17/2017
							549,630	(8)	$85,445

———————

(1)

These options were granted on May 17, 2001. This stock option vested and became exercisable in four equal installments with the first installment vesting on May 17, 2002.

(2)

These options were granted on September 25, 2001. This stock option vested and became exercisable in four equal annual installments with the first installment vesting on September 25, 2002.

(3)

These options were granted on December 3, 2001. This stock option vested and became exercisable in three equal annual installments with the first installment vesting on December 3, 2001.

(4)

These options were granted on July 8, 2002. This stock option vested and became exercisable in three equal annual installments with the first installment vesting on July 8, 2002.

(5)

These options were granted on April 24, 2003. This stock option vested and became exercisable in three equal annual installments with the first installment vesting on April 24, 2003.

(6)

These options were granted on February 18, 2004. This stock option vested and became exercisable in three equal annual installments with the first installment vesting on February 18, 2004.

(7)

These options were granted on August 17, 2007. This stock option vests in three equal installments with the first installment vesting on August 17, 2007.

(8)

Shares of restricted stock granted on August 17, 2007. The shares will vest upon Mr. Broderick’s resignation or termination from the Company or a change of control of the Company.

Options Exercised and Stock Vested

The named executive officer did not exercise any options during the year ended December 31, 2008. All of Mr. Broderick’s outstanding options are fully vested except for those identified in the table above.

Employment Agreements

Under the employment agreement between the Company and Mr. Broderick effective January 1, 2009, we agreed to pay Mr. Broderick an annual base salary of $175,000 and performance bonuses in cash of up to $325,000 per annum based upon certain revenue goals and operating metrics, as determined by the Compensation Committee, in its discretion. In addition, Mr. Broderick is eligible for additional deferred compensation should targeted operating income as determined by the Compensation Committee be achieved in 2009 and 2010. Upon termination of Mr. Broderick’s employment by the Company without cause, we agreed to pay Mr. Broderick a lump sum payment of one year of Mr. Broderick’s then current base salary within 30 days of termination and any unpaid deferred salaries and bonuses. In the event there occurs a substantial change in Mr. Broderick’s job duties, there is a decrease in or failure to provide the compensation or vested benefits under the employment agreement or there is a change in control of the Company, we agreed to pay Mr. Broderick a lump sum payment of one year of Mr. Broderick’s then current base salary within thirty (30) days of termination. Mr. Broderick will have thirty (30) days from the date written notice is given about either a change in his duties or the announcement and closing of a transaction resulting in a change in control of the Company to resign and execute his rights under this agreement. If Mr. Broderick’s employment is terminated for any reason, Mr. Broderick has agreed that, for one (1) year after such termination, he will not directly or indirectly solicit or divert business from us or assist any business in attempting to do so or solicit or hire any person who was our employee during the term of his employment agreement or assist any business in attempting to do so.

Estimated Payments and Benefits Upon Termination

The amount of compensation and benefits payable to named executive officer has been estimated in the table below. Since all options held by the executive are out-of-the-money, we have not estimated any value for option acceleration. Deferred compensation reflects amounts voluntarily deferred from salaries during fiscal 2004 and 2005 plus accrued but unpaid bonuses from 2003.

	Base Salary	Restricted Shares Award	Deferred Compensation	Total Compensation and Benefits
John P. Broderick
Death	$ —	$85,445	$175,000	$260,445
Disability	—	85,445	175,000	260,445
Termination Without Cause	175,000	85,445	175,000	435,445
Change in Control	175,000	85,445	175,000	435,445

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination, such as unreimbursed business expenses payable.

Director Compensation

The following table sets forth the total compensation paid, accrued or expensed during Fiscal 2008 by us to each of our non-employee directors who served during Fiscal 2008:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
John L. Steffens	—	—	$2,503	$2,503
Anthony Pizi	—	—	$1,564	$1,564
Mark Landis	—	—	$1,564	$1,564
Bruce W. Hasenyager	—	—	$2,503	$2,503
Jay R. Kingley	—	—	$2,503	$2,503
Charles B. Porciello	—	—	$2,503	$2,503
Bruce D. Miller	—	—	$2,503	$2,503
John W. Atherton	—	—	$2,503	$2,503
Don Peppers	—	—	$1,564	$1,564

PROPOSAL 2: RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of our Audit Committee, has selected Margolis & Company P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2009. Our Board of Directors has determined that the selection of Margolis & Company P.C. should be submitted to the shareholders for ratification. A representative of Margolis & Company P.C. is expected to be present by conference call at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of fees billed by the principal accountant for services rendered during each of the years ended December 31, 2008 and 2007.

Audit fees include fees for the audit of the Company’s annual financial statements, fees for the review of the Company’s interim financial statements, and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate fees billed by Margolis & Company P.C. for professional services rendered to our Company for the audit of the Company's annual financial statements for fiscal years 2008 and 2007 (and reviews of quarterly financial statements) were $48,000 and $44,000, respectively.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees billed by Margolis & Company P.C. for fiscal years 2008 and 2007.

Tax fees include fees for tax compliance, tax advice and tax planning. There were no tax fees billed by Margolis & Company P.C. for fiscal years 2008 and 2007.

All other fees include fees for all services except those described above. There were no other fees billed by Margolis & Company P.C. for fiscal years 2008 and 2007.

Pre-Approval Policy

The Audit Committee pre-approves the services to be provided by our independent auditors. During the year ended December 31, 2008, the Audit Committee reviewed in advance the scope of the annual audit to be performed by the independent auditors and their audit fees and approved them.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock and Series A-1 Preferred Stock) present and entitled to vote at the meeting, voting together as a single class, whether in person or by proxy, is required to ratify the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the year ending December 31, 2009.

Our Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the year ending December 31, 2009.

PROPOSAL 3: APPROVAL OF CICERO INC.
2007 EMPLOYEE STOCK OPTION PLAN

General

The Cicero Inc. 2007 Employee Stock Option Plan (the “Option Plan”) has been approved by our Board of Directors and will take effect upon approval by the shareholders at the Annual Meeting. Pursuant to the its terms, if the Option Plan is not approved by the Company’s shareholders, all options issued under the Option Plan are null and void.

The Option Plan reserves 4,500,000 shares of our common stock for issuance in accordance with its terms. As of May 31, 2009, options for 3,057,426 shares have been issued under the Option Plan, none of which have been exercised. The purpose of the Option Plan is assist the Company to attract, retain and provide incentives to employees and directors of, and non-employee consultants to, the Company, and to align the interests of such employees, directors and consultants with those of the Company's shareholders.

A summary of the principal features of the Option Plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as an Appendix A.

Description of the Option Plan

The Option Plan provides for the grant of stock options to employees, to consultants and to directors and advisory board members. The Option Plan is administered by the Compensation Committee of our Board of Directors, which determines the individuals eligible to receive options awards under the Option Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants made under the Option Plan.

Type of Options. The Option Plan provides for the issuance of both incentive stock options and non-qualified stock options. However, as it has been over one year since the approval of the Option Plan by our Board of Directors, only non-qualified stock options may be issued under the plan.

Option Price. The exercise price of an option granted under the plan is determined by the Compensation Committee at the time of grant, which typically equals the fair market value of the share of common stock at the time of grant.

Option Term. The term of each stock option is fixed by the Compensation Committee, but no stock option can be exercisable more than ten years after the date the option is granted.

Exercisability. Stock options are exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. If the Compensation Committee provides that any stock option is exercisable subject to certain limitations, the Committee may waive such limitations on the exercisability at any time at or after the grant date, based on such factors, if any, as the Committee decides.

Transferability. Stock options are non-transferable, except by will or by the laws of descent and distribution.

Termination or Amendment. The Board of Directors may at any time amend the provisions of the Option Plan, or suspend or terminate in its entirety; however, unless otherwise required by law or specifically provided for, the rights of an option holder with respect to the stock options granted prior to such amendment, suspension or termination, may not be impaired without the consent of the option holder. In no event may the Option Plan be amended, without the approval of the shareholders of the Company in accordance with applicable law or under the rules of any exchange on which the Company’s securities are listed or traded, to increase the aggregate number of shares of common stock that may be issued under the Option Plan.

Federal Income Tax Consequences

The following discussion is a general summary of the principal federal income tax consequences under current law relating to awards granted under the Option Plan to an individual. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

 Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. The ex-spouse will be subject to employment and income tax withholding at this time.

Because of the complexity of the tax law and because tax law consequences to any particular taxpayer may be affected by matters not discussed herein, each taxpayer is urged to consult with his, her or its tax advisor with respect to the specific tax consequences of the Option Plan.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2008, about shares of common stock outstanding and available for issuance under the Company’s equity compensation plans: the Cicero Inc. 2007 Employee Stock Option Plan, the Level 8 Systems, Inc. 1997 Stock Option Incentive Plan, the 1995 Non-Qualified Option Plan and the Outside Director Stock Option Plan. At this time, options are only being issued under the Cicero Inc. 2007 Employee Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	26,120	$79.41	1,200

Equity compensation plans not approved by security holders	2,685,759	$ 0.46	1,814,241

Total	2,711,879	$ 1.22	1,815,441

New Plan Benefits

The amount, if any, of options to be awarded to officers, directors, employees and consultants under the Cicero Inc. 2007 Employee Stock Option Plan will be determined in the future discretion of our Compensation Committee and is not presently determinable. Information regarding options held by our named executive officers and directors at December 31, 2008 is provided in the “Outstanding Equity Awards at December 31, 2008” and the “Director Compensation” tables in the Executive Compensation section of this proxy statement.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock and Series A-1 Preferred Stock) present and entitled to vote at the meeting, voting together as a single class, whether in person or by proxy, is required to approve the Cicero Inc. 2007 Employee Stock Option Plan.

Our Board of Directors unanimously recommends a vote FOR the approval of the Cicero Inc. 2007 Employee Stock Option Plan.

STOCK OWNERSHIP INFORMATION

The following table sets forth information as of May 31, 2009 with respect to beneficial ownership of shares by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each of the Company’s directors, (iii) the executive officers of the Company named in the Summary Compensation Table (the “Named Executives”) and (iv) all current directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each person listed is c/o Cicero Inc., 8000 Regency Parkway, Suite 542, Cary, North Carolina 27518.

Beneficial ownership as reported in this section was determined in accordance with Securities and Exchange Commission regulations and includes shares as to which a person possesses sole or shared voting and/or investment power and shares that may be acquired within 60 days of May 31, 2009 upon the exercise of warrants and/or stock options. The chart is based on 47,012,396 common shares outstanding as of May 31, 2009. Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by such persons.

	Common Stock
Name of Beneficial Owner	No. of Shares		Percent of Class
Jonathan Gallen (1)	9,010,472	(2)	19.2%
John L. Steffens (3)	5,574,041	(4)	11.9%
Mark and Carolyn P. Landis (5)	5,109,863	(6)	10.9%
BluePhoenix Solutions (7)	2,921,997	(8)	6.2%
Anthony C. Pizi	1,402,634	(9)	3.0%
Bruce Miller	2,274,364	(10)	4.8%
John P. Broderick	931,457	(11)	2.0%
John W. Atherton	156,884	(12)	*
Bruce W. Hasenyager	41,652	(13)	*
Don Peppers	357,327	(14)	*
Charles Porciello	88,286	(15)	*
Jay R. Kingley	10,000	(16)	*
All current directors and executive officers as a group (10 persons)	17,024,894		36.2%

———————

*

Represents less than one percent of the outstanding shares.

1.

The address of Mr. Gallen is 299 Park Avenue New York, New York 10171.

2.

As of April 24, 2008, Ahab Partner, L.P. (“Partners”), Ahab International, Ltd. (“International”), Queequeg Partners, L.P. (“Queequeg”) and Queequeg, Ltd. (“Limited,” and collectively with Partners, International, and Queequeg, , the “Funds”) held an aggregate of 8,896,136 shares of common stock and warrants to acquire 14,336 shares of common stock, which warrants expire on January 4, 2011. Jonathan Gallen possesses the sole power to vote and the sole power to direct the disposition of all securities of the Company held by the Funds. In addition, as of April 4, 2008, Jonathan Gallen held the power to direct the disposition of 100,000 shares of common stock held in private investment account. Accordingly, for the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, Mr. Gallen may be deemed to beneficially own 9,010,472 shares of common stock of the Company. This information is based on a Form 4 filed by Mr. Gallen on May 21, 2008.

3.

The address of John L. Steffens is 65 East 55th Street, New York, N.Y. 10022.

4.

Includes 5,348,592 shares of common stock, 14,832 shares issuable upon conversion of shares of Series A-1 Preferred Stock, 202,617 shares issuable upon the exercise of warrants and 8,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of the warrants are as follows: 14,332 at $10.00 per share and 188,285 at $0.18 per share. The exercise price of the stock options is $0.51 per share.

5.

The address of Mark and Carolyn P. Landis is 503 Lake Drive, Princeton, New Jersey 08540.

6.

Includes 3,748,155 shares of common stock, 1,326,136 shares issuable upon conversion of shares of Series A-1 Preferred Stock, 30,572 shares of common stock issuable upon the exercise of warrants and 5,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of the warrants and stock options are at $10.00 and $0.51 per share respectively. Disclaims beneficial ownership of 35,572 shares because they are anti-dilutive.

7.

The address of BluePhoenix Solutions is 8 Maskit Street, PO Box 2062, Herzlia, Israel 46120.

8.

Includes 2,921,997 shares of common stock

9.

Includes 1,274,951 shares of common stock, 111,016 shares issuable upon conversion of shares of Series A-1 Preferred Stock, 11,667 shares of common stock issuable upon the exercise of warrants and 5,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of warrants and stock options are $10.00 and $0.51 per share of common stock, respectively.

10.

Consists of 1,740,388 shares of common stock, 13,195 shares of common stock issuable upon the exercise of warrants and 8,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of the warrants and stock options are $10.00 and $0.51 per share of common stock, respectively. Mr. Miller has voting and dispositive power with respect to the securities held by Delphi Partners, Ltd., which holds 509,267 shares of common stock and 3,514 shares of common stock issuable upon the exercise of warrants with an exercise price at $10.00 per share.

11.

Includes 3,248 shares of common stock, 378,849 shares subject to stock options exercisable within sixty (60) days and 549,360 shares of restricted stock that vests upon resignation or termination and change of control. The exercise prices of stock options range from $0.51 to $404 per share of common stock.

12.

Includes 148,784 shares of common stock, 100 shares of common stock held in a self-directed IRA and 8,000 shares subject to stock options exercisable within sixty (60) days. The exercise price of stock options is $0.51 per share of common stock.

13.

Consists of 32,652 shares of common stock and 9,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of stock options are as follows: 1,000 at $35.00 per share and 8,000 at $0.51 per share of common stock. Disclaims beneficial ownership of 1,000 shares of common stock because they are anti-dilutive.

14.

Includes 352,327 shares of common stock and 5,000 shares subject to stock options exercisable within sixty (60) days. The exercise price of stock options is $0.51 per share of common stock.

15.

Consists of 80,286 shares of common stock and 8,000 shares subject to stock options exercisable within sixty (60) days. The exercise price of stock options is $0.51 per share of common stock.

16.

Consists of 1,000 shares of common stock and 9,000 shares subject to stock options exercisable within sixty (60) days. The exercise prices of stock options are as follows: 1,000 at $34.00 per share and 8,000 at $0.51 per share of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Issuance of Common Stock

In March 2008, the Company was notified that a group of investors, including two members of the Board of Directors, acquired a short term promissory note due SDS Merchant Fund in the principal amount of $250,000. The note is unsecured and bears interest at 10% per annum. Also in March 2008, our Board of Directors approved a resolution to convert this debt plus accrued interest into common stock of the Company. The total principal and interest amounted to $363,838 and was converted into 1,425,137 shares of common stock. Mr. John Steffens, the Company’s Chairman, acquired 475,141 shares and Mr. Bruce Miller, also a member of our Board of Directors, acquired 474,998 shares.

In July 2008, the Company converted $100,000 of principal of short term notes with John L. (Launny) Steffens, the Chairman of the Board of Directors, into 391,696 shares of the Company’s common stock.

Loans from Related Parties

In June 2008, the Company entered into a short term note payable with John L. (Launny) Steffens, the Chairman of the Board of Directors, for various working capital needs. The Note bears interest at 10% per year and is unsecured. The Company made a principal payment of $55,000 during fiscal 2008. At December 31, 2008, the Company was indebted to Mr. Steffens in the amount of $45,000.

In October 2007, the Company entered into a long-term promissory note with John L. (Launny) Steffens, the Chairman on the Board of Directors, as part of the restructuring of the Note payable to Bank Hapoalim. The Note bears interest of 3% and matures in October 2009. The Company also granted Mr. Steffens 188,285 warrants to purchase common stock at $0.18 each. The Company used the Black Scholes method to value the warrants and recorded a stock compensation charge and additional paid-in capital in the amount of $34,230. At December 31, 2008, the Company was indebted to Mr. Steffens in the amount of $300,000. In March 2009, the Company and Mr. Steffens agreed to extend the maturity on the above note to October 31, 2010.

In November 2007, the Company entered into a short term note payable with John L. (Launny) Steffens, the Chairman of the Board of Directors, for various working capital needs. The Note bears interest at 6% per year and is unsecured. At December 31, 2008, the Company was indebted to Mr. Steffens in the amount of $40,000.

During 2005, the Company entered into short term notes payable with Anthony Pizi, the Company’s former Chief Information Officer, for various working capital needs. The Notes bear interest at 1% per month and are unsecured. At December 31, 2008, the Company was indebted to Mr. Pizi in the amount of $9,000.

Borrowings and Commitments from BluePhoenix Solutions

BluePhoenix Solutions guaranteed certain debt obligations of the Company. In October 2007, the Company agreed to restructure the Note payable to Bank Hapoalim and guaranty by BluePhoenix Solutions. Under a new agreement with BluePhoenix, the Company made a principal reduction payment to Bank Hapoalim in the amount of $300,000. Simultaneously, BluePhoenix paid $1,671,000 to Bank Hapoalim, thereby discharging that indebtedness. The Company and BluePhoenix entered into a new Note in the amount of $1,021,000, bearing interest at LIBOR plus 1.0% and maturing on December 31, 2011. In addition, BluePhoenix acquired 2,546,149 shares of the Company’s common stock in exchange for $650,000 paid to Bank Hapoalim to retire that indebtedness. Of the new note payable to BluePhoenix, approximately $350,000 is due on January 31, 2009 and the balance is due on December 31, 2011. In March 2008, the amended the terms if its Notes Payable with BluePhoenix Solutions. The Company and BluePhoenix agreed to accelerate that principal originally due on January 31, 2009 to March and April 2008 in return for a conversion of $50,000 of debt into 195,848 shares of the Company’s common stock. In March 2008, the Company paid $200,000 plus accrued interest and subsequently paid $100,000 plus accrued interest

Transactions with Board Members

During 2006, under an existing reseller agreement, the Company recognized $100,000 of software revenue with Pilar Services, Inc. Pilar Services is presently owned and managed by Charles Porciello who is a member of our Board of Directors. As of December 31, 2008, the receivable which had been reserved for as a doubtful account was written off.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for reviewing and approving transactions with related persons. In certain instances, our Board of Directors may review and approve a transaction.

SHAREHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2010 annual meeting must submit their proposals to our corporate Secretary at our executive offices by no later than February 8, 2010. However, if the date of the 2010 annual meeting of stockholders is changed by more than 30 days from the date of this year's annual meeting (June 30, 2009), then the deadline for submission of stockholder proposals would be a reasonable time before we begin to print and mail our proxy materials for the 2010 annual meeting of stockholders. Stockholder proposals that are not made under Rule 14a-8, including director nominations, must be delivered to our corporate Secretary at our executive offices no later than the close of business on April 24, 2010 to be considered timely. However, if the date of the 2010 annual meeting of stockholders is changed by more than 30 days from the date of this year’s annual meeting (June 30, 2009), then the deadline for submission of stockholder proposals would be a reasonable time before we begin to print and mail our proxy materials for the 2010 annual meeting of stockholders.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the annual meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the Board of Directors intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

APPENDIX A

CICERO, INC.

2007 EMPLOYEE STOCK OPTION PLAN

CICERO, INC.

2007 EMPLOYEE  STOCK OPTION PLAN

ARTICLE I

PURPOSE

The purpose of this Cicero, Inc. 2007 Employee Stock Option Plan (the “Plan”) is to enhance the profitability and value of Cicero, Inc. (the “Company”) for the benefit of its shareholders by enabling the Company to offer certain employees and Consultants (as defined herein) of the Company and its Subsidiaries (as defined herein) and non-employee directors of the Company stock based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees, Consultants and non-employee directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1.

“Board” shall mean the Board of Directors of the Company.

2.2.

“Cause” shall mean, with respect to a Participant’s Termination of Relationship, unless otherwise determined by the Committee at grant, willful misconduct in connection with the Participant’s employment of consultancy or willful failure to perform his or her employment of consultancy responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, non-disclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Committee, which determination shall be final, conclusive and binding.  With respect to a Participant’s Termination of Directorship, Cause shall mean any act or failure to act that constitutes “cause” for removal of a director under applicable New Jersey law.

2.3.

“Change in Control” shall have the meaning set forth in Article VIII.

2.4.

“Code” shall mean the Internal Revenue Code of 1986, as amended.  Any reference to any section of the Code shall also be a reference to any successor provision.

2.5.

“Committee” shall mean a committee of the Board appointed from time to time by the Board, which Committee shall be intended to consist of three or more directors who are non-employee directors as defined in Rule 16b-3 (as defined herein) and outside directors as defined under Section 162(m) of the Code (as defined herein). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.  Notwithstanding the forgoing, with respect to grants of Options to non-employee directors and any action hereunder relating to Options held by non-employee directors, the Committee shall mean the Board.  If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

2.6.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.7.

“Consultant” means any advisor or consultant to the Company or its subsidiaries who is eligible pursuant Article V to be granted Options under this Plan.

2.8.

“Disability” shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

2.9.

“Effective Date” shall mean the effective date of the Plan as defined in Article XII.

2.10.

“Eligible Employee” shall mean the employees of the Company and its subsidiaries who are eligible pursuant to Article V to be granted Options under this Plan.

2.11.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

2.12.

“Fair Market Value” for purposes of this Plan, unless otherwise required by an applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers.  If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee.  For purposes of the grant of any Option, the applicable date shall be the date for which the last sales price is available at the time of the grant.

2.13.

“Good Reason” shall mean, with respect to a Participant’s Termination of Relationship, unless otherwise determined by the Committee at grant, a voluntary termination due to “good reason,” as the Committee, in its sole discretion, decides to treat as a Good Reason termination.  Notwithstanding the foregoing, with respect to a Participant’s Termination of Employment, Good Reason shall mean, in the case where there is an employment agreement between the Company or a Subsidiary and the Participant in effect at the time of the grant that defines “good reason” (or words of like import), a termination that is or would be deemed “good reason” (or words of like import) as defined under such employment agreement at the time of grant.

2.14.

“Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be, and designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.15.

“Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.16.

“Participant” shall mean the following persons to whom an Option has been granted pursuant to this Plan: (i) Eligible Employees of the Company or its Subsidiaries; (ii) Consultants of the Company or its Subsidiaries; and (iii) non-employee directors of the Company.

2.17.

“Retirement” with respect to a Participant’s Termination of Relationship shall mean a Termination of Relationship without Cause from the Company and/or a Subsidiary by a Participant who has attained (i) at least the age of sixty-five (65) or (ii) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant.  With respect to a Participant’s Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained the age of sixty-five (65).

2.18.

“Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.19.

“Section 162(m) of the Code” shall mean the exception for performance based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.20.

“”Stock Options” or “Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees, Consultants or non-employee directors pursuant to Article VI.

2.21.

“Subsidiary” shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.22.

“Ten Percent Shareholder” shall meant a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

2.23.

“Termination of Consultancy” shall mean (i) an individual is no longer acting as a Consultant to the Company or a Subsidiary or (ii) when an entity which is retaining a Participant as a Consultant ceases to be a Subsidiary, unless the Participant thereupon is retained as a Consultant by the Company or another Subsidiary.

2.24.

“Termination of Directorship” shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company for any reason.

2.25.

“Termination of Employment” shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Subsidiaries or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

2.26.

“Termination of Relationship” shall mean a Termination of Employment or a Termination of Consultancy, as applicable.

2.27.

“Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

2.28.

“Withholding Election” shall have the meaning set forth in Section 11.4.

ARTICLE III

ADMINISTRATION

3.1.

The Committee.  The Plan shall be administered and interpreted by the Committee.

3.2.

Awards.  The Committee shall have full authority to grant Stock Options, pursuant to the terms of this Plan.  In particular, the Committee shall have the authority:

(a)

to select the Eligible Employees, Consultants and non-employee directors to whom Stock Options may from time to time be granted hereunder;

(b)

to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees, Consultants or non-employee directors;

(c)

to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee, Consultant or non-employee director;

(d)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Options granted hereunder to an Eligible Employee, Consultant or non-employee director (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, and the share of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)

to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d);

(f)

to determine whether to require Eligible Employees, Consultants, and non-employee directors, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

3.3.

Guidelines.  Subject to Article IX hereof, the Committee shall have the authority to:

(a)

adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable;

(b)

construe and interpret the terms and provisions of this Plan and any Option granted under this Plan (and any agreements relating thereto); and

(c)

otherwise supervise the administration of this Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any).  The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws.  If and solely to the extent applicable, this Plan is intended to comply with Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4.

Decisions Final.  Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, conclusive and binding on the Company and all employees, directors, consultants and Participants and their respective heirs, executors, administrators successors and assigns.

3.5.

Reliance on Counsel.  The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6.

Procedures.  If the Committee is appointed, the Board shall designate one of the member of the Committee as chairman and the Committee shall hold meetings, subject to the Bylaws of the Company, at such times and places as it shall deem advisable.  A majority of the Committee members shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members.  Any decision or determination reduced to writing and singed by all Committee members in accordance with the Bylaws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held.  The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7.

Designation of Advisors – Liability.

(a)

The Committee may designate officers of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b)

The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from such consultant or agent.  Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.  The Committee, its members and any person designated pursuant to paragraph 3.7.1 above shall not be liable for any action or determination made in good faith with respect to the Plan.  To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or the Board shall be liable of any action or determination made in good faith with respect to the Plan or any Stock Option granted under it.  To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance, each officer or former officer and member and former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, director or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company or Subsidiary.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Options granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1.

Shares.

(a)

General Limitation.  The aggregate number of shares of Common Stock which may be issued under this Plan with respect to which Stock Options may be granted shall not exceed 4,500,000 shares (subject to increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held or acquired for the treasury of the Company.  If any Stock Option granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full or the Company repurchases any Stock Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Option shall again be available for the purposes of Options under the Plan.

(b)

Individual Participant Limitations.  The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company.

4.2.

Changes.

(a)

The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any Subsidiary, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the assets or business or any other corporate act of proceeding.

(b)

In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of the assets or business, reclassification of its capital stock, or any similar changes affecting the Company’s capital structure or business and the Committee determines an adjustment is appropriate under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and, any such adjustment determined by the Committee shall be final, conclusive and binding on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c)

Fractional Shares of Common Stock resulting from any adjustment in Options pursuant to this Article IV shall be aggregated until, and eliminated at, the time of exercise by rounding down from fractions less than one-half (1/2) and rounding up for fractions equal to or greater than one-half (1/2).  No cash settlements shall be made with respect to fractional shares eliminated by rounding.  Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)

In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, Consultants and non-employee directors, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, however, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, , each such Participant shall have the right to exercise in full all of his or her Options that are outstanding (without regard to exercisability otherwise contained in the Option Agreement) but contingent on occurrence of the Acquisition Event, and provided that if the Acquisition Event does not take place within the specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

If the Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

ARTICLE V

ELIGIBILITY

All employees and Consultants of the Company and its subsidiaries and all non-employee directors of the Company are eligible to be granted Stock Options under this Plan.  Eligibility under this Plan may be determined by the Committee in its sole discretion.

ARTICLE VI

STOCK OPTION GRANTS

6.1.

Options.  Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

6.2.

Grants.  The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  The Committee shall have the authority to grant to any Consultants one or more Non-Qualified Stock Options.  The Board shall have the authority to grant to any non-employee director one or more Non-Qualified Stock Options.  To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.

6.3.

Terms of Options.  Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)

Option Price.  The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock

Option is granted to a Ten Percent Shareholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock.  The purchase price of shares of Common Stock subject to Non-Qualified Stock Options shall be determined by the Committee.

(b)

Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five (5) years.

(c)

Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.  If the Committee provides, in its sole discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability  at any time at or after the grant date in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)

Method of Exercise.  Subject to whatever installment exercise and waiting period provisions apply under 6.3(c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price in such form, or other arrangement for the satisfaction of the purchase price, as the Committee may accept.  If and to the extent determined by the Committee in its sole discretion at or after the grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of the Stock Option hereunder or Common Stock owned by the Participant (and for which the Participant has good title, free and clear or all liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee.  No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for and the Participant shall have none of the rights of a holders of shares of Common Stock until such shares of Common Stock have been issued.

(e)

Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

(f)

Buy Out and Settlement Provisions.  The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(g)

Form, Modification, Extension and Renewal of Options.  Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof (to the extent not theretofore exercised).

(h)

Other Terms and Conditions.  Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes (“Reloads”).  With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

6.4.

Termination of Relationship.  The following rules apply with regard to Options upon the Termination of Relationship of a Participant:

(a)

Termination by Reason of Death.  If a Participant’s Termination of Relationship is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of the Stock Option.

(b)

Termination by Reason of Disability.  If a Participant’s Termination of Relationship is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination, by the Participant (or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c)

Termination by Reason of Retirement.  If a Participant’s Termination of Relationship is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(d)

Involuntary Termination Without Cause or Termination for Good Reason.  If a Participant’s Termination of Relationship is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(e)

Termination Without Good Reason.  If a Participant’s Termination of Relationship is voluntary but without Good Reason and such Termination of Relationship occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by the Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such Termination of Relationship, but in no event beyond the expiration of the stated term of such Stock Option.

(f)

Other Termination.  Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Relationship is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in Subsection 6.4(e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event such termination is for Cause or is a voluntary termination without Good Reason or voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by Participant at the time of occurrence of the event which would be grounds for Termination of Relationship for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Relationship by the Company for Cause.

6.5.

Termination of Directorship.  The following rules apply with regard to Options upon Termination of Directorship:

(a)

Death, Disability or Otherwise Ceasing to be a Director Other than for Cause.  Except as otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in 6.5(b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant’s estate or by the person given authority to exercise such Options by his or her will or by operation of law, for a one (1) year period commencing on the date of the Termination of Directorship, provided that such one (1) year period shall not extend beyond the expiration of the stated term of such Options.

(b)

Cause.  Upon removal, failure to stand for reelection or failure to be re-nominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

(c)

Cancellation of Options.  No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon Termination of Directorship.

ARTICLE VII

NON-TRANSFERABILITY

No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution.  All Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.  No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable  in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS

8.1

Benefits.  In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Option, the Participant shall be entitled to the following benefits:

(a)

Subject to paragraph (b) below, all outstanding Options of the Participants granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety.  The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by the Stock Options, over the aggregate exercise price of such Stock Options.  For purposes of this Section 8.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid  in any transaction related to the Change in Control of the Company or (ii) the highest Fair Market Value per share of Common Stock at any time during thr sixty (60) day period preceding a Change in Control.

(b)

Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted option hereinafter called an “Alternative Option”), by such Participant’s employer (or the parent of such employer), or in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

(i)

the Alternative Option must be based on stock which is traded on an established securities market, or which will be traded within thirty (30) days of the Change in Control;

(ii)

the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better then the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

(iii)

the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation §1.425-1 (and any amendment thereto).

8.2

Change in Control.  A Change in Control shall be deemed to have occurred:

(a)

upon any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership in Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b)

upon a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more then fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(c)

upon the shareholders’ of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%)  or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE IX

TERMINATION OR AMENDMENT OF PLAN

9.1

Termination or Amendment.  Notwithstanding any other provisions of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to the Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of the Participant and, provided further, without the approval of the shareholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or under the applicable provisions of Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would: (i) increase the maximum individual Participant limitations under Section 4.1(b); (ii) change the classification of employees eligible to receive Options under this Plan; (iii) extend the maximum option period under Section 6.3; or (iv) require shareholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Section 162(m) of the Code or, with regards to Incentive Stock Options, Section 422 of the Code.  In no event may the Plan be amended without the approval of the shareholders of the Company  in accordance with applicable law or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE X

UNFUNDED PLAN

10.1.

Unfunded Status if Plan.  This Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XI

GENERAL PROVISIONS

11.1.

Legend.  The Committee may require each person receiving shares of Common Stock pursuant to the exercise of a Stock Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof.  In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirement of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.2.

Other Plans.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3.

No Rights to Employment/Consultancy/Directorship.  Neither this Plan nor the grant of any Option hereunder shall give any Participant or other individual any right with respect to continuance of employment or consultancy by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or if a consultant, retained, to terminate his employment or consultancy at any time.  Neither this Plan nor the grant of any Option hereunder shall impose any obligation on the Company to retain any Participant as a director, nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

11.4.

Withholding of Taxes.  The Company shall have the right, if necessary or desirable (as determined by the Company), to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.  Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead of cash by the Participant.

11.5.

Listing and Other Conditions.

(a)

As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to the exercise of an Option shall be conditioned upon such shares being listed on such exchange or system.  The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be conditioned upon such listing and shall be suspended until such listing has been effected.

(b)

If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application of to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to the shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)

Upon termination of any period of suspension under this Section 11.5, any Option affected by such suspension which shall not have expired or terminated shall be reinstated as to all shares available before suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

11.6.

Governing Law.  This Plan shall be governed and constructed in accordance with the laws of the State of New Jersey (regardless of the law that might otherwise govern under applicable New Jersey principals of conflicts of laws).

11.7.

Construction.  Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

11.8.

Other Benefits.  No Stock Option granted under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

11.9.

Costs.  The Company shall bear all expenses included in the administering this Plan, including expenses of issuing Common Stock pursuant to the exercise of any Options hereunder.

11.10.

No Right to Same Benefits.  The provisions of Options need not be the same with respect to each Participant, and such Options to individual Participants need not be the same in subsequent years.

11.11.

Death/Disability.  The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of a Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option.  The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

11.12.

Section 16(b) of the Exchange Act.  All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3.  To the extent applicable, the Committee may establish and adopt written administrative guidelines, designated to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.  For purposes of this paragraph, the Company shall be deemed publicly held when and if the Company has a class of common equity securities registered under Section 12 of the Exchange Act.

11.13.

Severability of Provisions.  If any provision of the Plan shall be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

11.14.

Headings and Captions.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

ARTICLE XII

EFFECTIVE DATE OF PLAN

The Plan shall take effect upon adoption by the Board, but the Plan (and any grants of Options made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company.  In the absence of such approval, such Options shall be null and void.

ARTICLE XIII

TERM OF PLAN

No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval, but Options granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XIV

NAME OF PLAN

This Plan shall be known as the Cicero, Inc. 2007 Employee Stock Option Plan.

APPENDIX B

CHARTER

of

The Audit Committee

of

Cicero, Inc.

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc.  The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.

Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.

Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3.

Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4.

Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5.

Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.

Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7.

Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.

Approve the fees to be paid to the independent auditor.

9.

Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and

B-1

if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

10.

Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11.

Review the appointment and replacement of the senior internal auditing executive.

12.

Review the significant reports to management prepared by the internal auditing department and management's responses.

13.

Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.

Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15.

Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

16.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17.

Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.  Such review should include:

a.

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.

Any changes required in the planned scope of the internal audit.

c.

The internal audit department responsibilities, budget and staffing.

18.

Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19.

Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

20.

Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.

Meet at least annually with the Chief Financial Officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

Adopted this 4th day of January, 2007.

The Board of Directors

of

Cicero, Inc.

B-2

CICERO INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 30, 2009 AT 9:00 AM
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned stockholder of CICERO INC., (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated June 8, 2009, and hereby constitutes and appoints John Broderick with full power of substitution, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders to be held on June 30, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done .

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CICERO INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	To elect ten members of the Board of Directors to hold office until the next annual meeting or until their respective successors are duly elected and qualified	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
			☐	☐
	John L Steffens				☐
	John Broderick				☐	CONTROL ID:
	Anthony C. Pizi				☐	PROXY ID:
	Mark Landis				☐	PASSWORD:
	Bruce W. Hasenyager				☐
	Jay R. Kingley				☐
	Charles B. Porciello				☐
	Bruce D. Miller				☐
	John W. Atherton				☐
	Don Peppers				☐

Proposal 2	To ratify the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2009	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	To approve the Cicero Inc. 2007 Employee Stock Option Plan	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 4	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.  If no instructions are given, proxies returned by shareholders will be voted FOR the election of the director nominees, FOR the ratification of the appointment of Margolis & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and FOR approval of the Cicero Inc. 2007 Employee Stock Option Plan. With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion. Any proxy may be revoked by written notice received by our corporate Secretary at any time prior to the voting at the meeting, by submitting a subsequent proxy, or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the annual meeting does not alone serve to revoke his or her proxy.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________________, 2009

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)